UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2026

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718		36-3857664
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification Number)
Two North Riverside Plaza	Chicago,	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

(312) 279-1400
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ELS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

(e) 2026 Executive Bonus Plan
On February 3, 2026, the Compensation, Nominating and Corporate Governance Committee (the “Compensation Committee”) of the Board of Directors of Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us,” and “our”) approved the Executive Bonus Plan for 2026 (the “Plan”). Under the Plan, the bonus potential is based on the achievement of certain performance targets. The bonus potential under the Plan is as follows:

Name	Title	Bonus Potential
Marguerite Nader	Vice Chairman and Chief Executive Officer	290% of annual salary
Patrick Waite	President and Chief Operating Officer	220% of annual salary
Paul Seavey	Executive Vice President and Chief Financial Officer	220% of annual salary
David Eldersveld	Executive Vice President, Chief Legal Officer and Corporate Secretary	220% of annual salary

Under the Plan, payment of 70% of the bonus potential is contingent upon the achievement of certain operational targets, including, but not limited to, goals related to core MH revenues, core RV revenues, site and member optimization, core net operating income and expense control and working capital. The Compensation Committee will determine whether these performance targets were achieved or not and the appropriate award based on an evaluation of each of the established goals. Payment of the remaining 30% of the bonus potential is at the discretion of the Compensation Committee based on its assessment of the achievement of various strategic initiatives. This amount is established for the executive officers, as a whole, and the Compensation Committee has the discretion to apportion the amount amongst the eligible executive officers. In addition, if the executive officers exceed by specified amounts certain financial stretch goals, the total bonus potential may be increased by up to an additional $889,804, which would be shared amongst the executive officers. Bonus payments will be made in cash and will be paid subsequent to the year ending December 31, 2026, after finalization of our results of operations and upon review and approval by the Compensation Committee.

Item 8.01    Other Events
On February 3, 2026, our Board of Directors declared a first quarter 2026 dividend of $0.5425 per common share, representing, on an annualized basis, a dividend of $2.17 per common share. The dividend will be paid on April 10, 2026 to stockholders of record at the close of business on March 27, 2026.

    This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement due to a number of factors, which include, but are not limited to the following: (i) the mix of site usage within the portfolio; (ii) yield management on our short-term resort and marina sites; (iii) scheduled or implemented rate increases on community, resort and marina sites; (iv) scheduled or implemented rate increases in annual payments under membership subscriptions; (v) occupancy changes; (vi) our ability to attract and retain membership customers; (vii) change in customer demand regarding travel and outdoor vacation destinations; (viii) our ability to manage expenses in an inflationary environment, including the impact of changes in tariffs, as well as costs associated with supply chain disruptions; (ix) changes in debt service and interest rates; (x) our ability to integrate and operate recent acquisitions in accordance with our estimates; (xi) our ability to execute expansion/development opportunities in the face of changes impacting the supply chain or labor markets; (xii) completion of pending transactions in their entirety and on assumed schedule; (xiii) our ability to attract and retain property employees, particularly seasonal employees; (xiv) ongoing legal matters and related fees; (xv) costs to clean up and restore property operations and potential revenue losses following storms or other unplanned events; and (xvi) the potential impact of material weaknesses, if any, in our internal control over financial reporting.

    For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including the “Risk Factors” and “Forward-Looking Statements” sections in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

    These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

    We are a fully integrated owner of lifestyle-oriented properties and own or have an interest in 453 properties located predominantly in the United States consisting of 173,355 sites as of December 31, 2025. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
Date: February 9, 2026	By: /s/ Paul Seavey
Paul Seavey
Executive Vice President and Chief Financial Officer